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                                                                    EXHIBIT 99.2




                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

               10.25% SERIES A SENIOR SUBORDINATED NOTES DUE 2008

                                       OF

                      ADVANCE STORES COMPANY, INCORPORATED


     This form, or one substantially equivalent hereto, must be used to accept the Exchange Offer of Advance Stores Company, Incorporated (the "Company") made pursuant to the Prospectus dated ____________________, 1998 (the "Prospectus"), if certificates for the 10.25% Series A Senior Subordinated Notes due 2008 (the "Series A Notes") of the Company are not immediately available or if the Series A Notes, the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent or the procedure for book-entry transfer cannot be completed, prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus). Such form may be delivered by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

            TO:  U.S. TRUST COMPANY OF NEW YORK, THE EXCHANGE AGENT

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By Mail:                                        By Overnight Courier:
United States Trust Company of New York         United States Trust Company of New York
P.O. Box 844                                    770 Broadway, 13th Floor
Cooper Station                                  New York, New York 10003
New York, New York 10276-0844                   Attention:  Corporate Trust Operations Department
(registered or certified mail recommended)

By Hand:                                        By Facsimile:

United States Trust Company of New York         (212) 780-0592
111 Broadway, Lower Level                       (For Eligible Institutions Only)
New York, New York 10006
Attention: Corporate Trust Services             Confirm by telephone:
                                                (800) 548-6565
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     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS
VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Series A Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.


LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Advance Stores Company, Incorporated, a Virginia corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, ____________________________________ Series A Notes pursuant to
              (principal amount of Series A Notes)
the guaranteed delivery procedures set forth in Instruction 1 of the Letter of Transmittal.
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           NOTE:  SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

Principal Amount(s) of Series A Notes         Name(s) of Record Holder(s)

 ......................................        ..................................

 ......................................        ..................................
                                                  PLEASE PRINT OR TYPE

                                              Address ..........................

                                              ..................................
                                                                    ZIP CODE

                                              Area Code and Tel. No.............

                                              Signature(s)......................

                                              ..................................

                                              Dated:............................

                                              If Series A Notes will be
                                              delivered by book-entry transfer
                                              at The Depository Trust Company
                                              ("DTC"), Depository Account No:
                                              ..................................

     This Notice of Guaranteed Delivery must be signed by the registered Holder(s) of Series A Notes exactly as its (their) name(s) appear on certificates for Series A Notes or on a security position listing as the owner of Series A Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

Name(s):        ................................................................
                ................................................................
Capacity:       ................................................................
Address(es):    ................................................................


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                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or a commercial bank or trust company having an office or correspondent in the United States or an "Eligible Guarantor Institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the above named person(s) "own(s)" the Series A Notes tendered hereby within the meaning of Rule 10b-4 under the Exchange Act, (b) represents that such tender of Series A Notes complies with Rule 10b-4 and (c) guarantees that delivery to the Exchange Agent of certificates for the Series A Notes tendered hereby, in proper form for transfer (or confirmation of the book-entry transfer of such Series A Notes into the Exchange Agent's Account at DTC, pursuant to the procedures for book-entry transfer set forth in the Prospectus), with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signature and any other required documents, will be received by the Exchange Agent at one of its addresses set forth above within five New York Stock Exchange trading days after the Expiration Date.

     THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND SERIES A NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH ABOVE AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.


Name of Firm ..........................     ....................................
                                                  AUTHORIZED SIGNATURE

Address ...............................     Name ...............................
                                                     PLEASE PRINT OR TYPE

 .......................................     Title ..............................
                 ZIP CODE

Area Code and Tel. No. ................     Date ...............................

Dated: ________________, 1998


NOTE: DO NOT SEND SERIES A NOTES WITH THIS FORM; SERIES A NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION DATE.

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